Exhibit 10.2
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
AND
STATE OF MICHIGAN
OFFICE OF FINANCIAL AND INSURANCE REGULATION
LANSING, MICHIGAN

)
In the Matter of	)	STIPULATION TO
	)	THE ISSUANCE OF A
COMMUNITY SHORES BANK	)	CONSENT ORDER
MUSKEGON, MICHIGAN	)
)
(STATE CHARTERED	)	FDIC-10-397b
INSURED NONMEMBER BANK))
)

     Subject to the acceptance of this STIPULATION TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”) and the State of Michigan, Office of Financial and Insurance Regulation, (“OFIR”), it is hereby stipulated and agreed by and among representatives of the FDIC, OFIR, and Community Shores Bank, Muskegon, Michigan (“Bank”) as follows:
     1. The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and under section 2304 of the Banking Code of

1999, Mich. Comp. Laws § 487.12304, and has knowingly waived that right.
     2. The Bank, solely for the purpose of this proceeding, and without admitting or denying any of the charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC and OFIR.
     3. The Bank further stipulates and agrees that such ORDER shall be deemed to be an order which has become final and unappealable, and that the ORDER shall become effective upon its issuance by the FDIC and OFIR and fully enforceable by the FDIC and OFIR pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i) and under Section 2311 of the Banking Code of 1999, Mich. Comp. Laws § 487.12311, respectively, subject only to the conditions set forth in paragraph 4 of this STIPULATION.
     4. In the event the FDIC and OFIR accept this STIPULATION and issue the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court or by OFIR in the appropriate State Circuit Court unless the Bank, any Bank institution-affiliated party, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER.

     5. The Bank hereby waives:
          (a) The receipt of a NOTICE;
          (b) All defenses and counterclaims of any kind to this proceeding;
          (c) A hearing for the purpose of taking evidence on the allegations in the NOTICE;
          (d) The filing of proposed findings of fact and conclusions of law;
          (e) A recommended decision of an Administrative Law Judge; and
          (f) Exceptions and briefs with respect to such recommended decision.
     Dated this 25th day of August, 2010.

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION		COMMUNITY SHORES BANK MUSKEGON, MICHIGAN

By:	/s/ Jann L. Harley	By:	/s/ Gary F. Bogner

	Jann L. Harley		Gary F. Bogner
	Counsel		Director

OFFICE OF FINANCIAL AND			/s/ Heather D. Brolick
INSURANCE REGULATION			Heather D. Brolick
Director

By:	/s/ Stephen R. Hilker		/s/ Robert L. Chandonnet

	Stephen R. Hilker		Robert L. Chandonnet
	Chief Deputy Commissioner		Director
Office of Financial and
Insurance Regulation
State of Michigan

/s/ Bruce J. Essex
Bruce J. Essex
Director

/s/ Steven P. Moreland
Steven P. Moreland
Director

/s/ Roger W. Spoelman
Roger W. Spoelman
Director Comprising the Board of Directors of Community Shores Bank Muskegon, Michigan

4